Exhibit 10.16

REAFFIRMATION OF LOAN PAPERS

                                     June 13, 2011

RBS Citizens, N.A.,

      as Administrative Agent for the Lenders named in the Credit Agreement

28 State Street, 15th Floor

Boston, Massachusetts 02109

Attn: Daniel Bernard

Ladies and Gentlemen:

Reference is made to (i) the Security Agreement dated as of July 13, 2005 (as heretofore amended, supplemented or modified, the “Security Agreement”) among the undersigned (the “Borrower”), Monro Services Corporation (the “Guarantor”) and Monro Leasing, LLC in favor of RBS Citizens, N.A. (successor to Charter One Bank, N.A.), as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Original Lenders (as defined below), pursuant to which all Obligations (as defined in the Original Credit Agreement) of the Borrower, the Guarantor and Monro Leasing, LLC are secured by the collateral described therein, (ii) the Stock Pledge Agreement dated as of July 13, 2005 (as heretofore amended, supplemented or modified, the “Stock Pledge Agreement”) by the Borrower in favor of the Administrative Agent and (iii) the Negative Pledge Agreement dated as of July 13, 2005 (as heretofore amended, supplemented or modified, the “Negative Pledge Agreement”) among the Borrower, the Guarantor and Monro Leasing, LLC in favor of the Administrative Agent.

The Borrower has entered into the Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, pursuant to which the Lenders have agreed to amend and restate the Credit Agreement dated as of July 13, 2005 (as heretofore amended, supplemented or modified the “Original Credit Agreement”) among the Borrower, the lenders party thereto (the “Original Lenders”) and the Administrative Agent. Terms not otherwise defined in this Reaffirmation shall have the respective meanings ascribed thereto in the Credit Agreement.

It is a condition to the effectiveness of the Credit Agreement that the Borrower reaffirm its obligations under the Existing Security Documents to which the Borrower is a party.

The Borrower hereby: (1) confirms and agrees that it is a Debtor party to the Security Agreement and the Stock Pledge Agreement and a Company party to the Negative Pledge Agreement and that the Existing Security Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms (as each is modified hereby); (2) reaffirms all of its agreements and obligations, and its continuing liability, under the Existing Security Documents to which it is a party (as each is modified hereby); (3) agrees that the definition of “Credit Agreement” in the Security Agreement, the Stock Pledge Agreement, the Negative Pledge Agreement and the other Existing Security Documents to which it is a party is hereby amended to mean the Credit Agreement; (4) reaffirms that all of its Obligations under or in connection with the Credit Agreement are “Obligations” as that term (or any other term used to describe the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent and the Lenders under the Original Credit Agreement and the other Loan Papers) is defined in the Security Agreement, the Stock Pledge Agreement, the Negative Pledge Agreement and the other Existing Security Documents to which it is a party; (5) reaffirms that all such Obligations under or in connection with the Credit Agreement are and continue to be secured by the Existing Security Documents; and (6) agrees that (A) Schedule 1 to the Security Agreement is hereby deleted in its entirety and Exhibit A annexed hereto is hereby substituted therefor; (B) Schedules 1, 2 and 3 to the Stock Pledge Agreement are hereby deleted in their entirety and Exhibit B annexed hereto is hereby substituted therefor; and (C) Exhibit A to the Negative Pledge Agreement is hereby deleted in its entirety and Exhibit C annexed hereto is hereby substituted therefor.

Very truly yours,

MONRO MUFFLER BRAKE, INC.

By:	/s/ Catherine D’Amico
Name:	Catherine D’Amico
Title:	Executive Vice President – Finance,
Treasurer and Chief Financial Officer

Agreed to with respect to clause (6)

of the last paragraph hereof:

RBS CITIZENS, N.A.,

as Administrative Agent.

By:	/s/ Daniel Bernard
Name:	Daniel Bernard
Title:	Senior Vice President